UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 14, 2003

StorageNetworks, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30905	04-3436145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street, 2-400 Newton, Massachusetts	02466
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 622-6700

225 Wyman Street, Waltham, Massachusetts 02451
(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events and Required FD Disclosure.

On October 14, 2003, StorageNetworks, Inc. (the “Company”) issued a press release announcing that its stockholders had approved and adopted the Company’s plan of complete liquidation and dissolution at the 2003 annual meeting of stockholders, that its Board of Directors had fixed October 28, 2003 as the record date for future distributions to stockholders and as the final date for the recording of stock transfers, and various other matters. The full text of the press release issued by the Company is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Press release, dated October 14, 2003, entitled “StorageNetworks Announces Stockholder Approval of Plan of Liquidation.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORAGENETWORKS, INC.

Date: October 14, 2003	By:	/s/ DEAN J. BREDA

Dean J. Breda President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated October 14, 2003, entitled “StorageNetworks Announces Stockholder Approval of Plan of Liquidation.”